                                                                Exhibit (b)(3)

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This Second Amendment to Credit Agreement (this "SECOND AMENDMENT") is entered into as of this 20TH day of June, 2001, by and among each investment management company identified on the signature pages hereof, on behalf of itself or its respective investment portfolios identified thereon, severally and not jointly (collectively, the "BORROWERS", and each individually a "BORROWER"); each Bank identified on the signature pages hereof (collectively, and together with State Street Bank and Trust Company, in its capacity as Swing Line Lender, the "BANKS", each individually a "BANK"); Deutsche Bank AG, New York Branch, not individually but in its separate capacities as administrative agent for the Banks (in such capacity, the "ADMINISTRATIVE AGENT") and documentation agent for the Banks (in such capacity, the "DOCUMENTATION AGENT"); BNP Paribas, not individually but in its separate capacity as syndication agent for the Banks (in such capacity, the "SYNDICATION AGENT"); and State Street Bank and Trust Company, not individually but in its separate capacity as operations agent for the Banks (in such capacity, the "OPERATIONS AGENT", and, together with the Administrative Agent, the Syndication Agent and the Documentation Agent, the "AGENTS"). Unless otherwise indicated or unless the context otherwise requires, capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in that certain Credit Agreement, dated as of June 23, 1999, as amended by a First Amendment thereto dated as of June 21, 2000 (as so amended, the "CREDIT AGREEMENT"), by and among certain of the Borrowers (the "ORIGINAL BORROWERS"), certain of the Banks (the "ORIGINAL BANKS") and the Agents.

                                    RECITALS

         WHEREAS, the Original Borrowers, the Original Banks and the Agents previously executed the Credit Agreement;

         WHEREAS, certain of the Original Borrowers terminated their participation in the Credit Agreement and are no longer borrowers thereunder;

         WHEREAS, the remaining Original Borrowers (collectively, the "EXISTING BORROWERS", and each individually an "EXISTING BORROWER"), the Banks and the Agents wish to amend the Credit Agreement to decrease the Maximum Committed Credit Amount by One Hundred Fifty Million Dollars ($150,000,000) to Two Hundred Million Dollars ($200,000,000), and to eliminate The Bank of Nova Scotia and Credit Lyonnais New York Branch as banks party thereto;

         WHEREAS, the Existing Borrowers desire to renew the credit facilities made available to them under the Credit Agreement for an additional term of 364 days; and

         WHEREAS, the Banks and the Agents are willing to renew the credit facilities made available thereby upon the terms and subject to the conditions set forth herein;

         WEHREAS, the Existing Borrowers, the Banks and the Agents desire to further amend the Credit Agreement to add Credit Suisse Warburg Pincus Blue Chip Fund, Credit Suisse Warburg Pincus Small Company Value Fund, and Credit Suisse Warburg Pincus Value Fund, each being a Portfolio of Credit Suisse Warburg Pincus Capital Funds, a Massachusetts business trust, Credit Suisse Warburg Pincus High Income Fund and Credit Suisse Warburg Pincus International Equity II Fund, each being a Portfolio of Credit Suisse Warbug Pincus Opportunity Funds, a Delaware business trust, Credit Suisse Warburg Pincus Technology Fund, being a Portfolio of Credit Suisse Warburg Pincus Select Funds, a Delaware business trust, Credit Suisse Warburg Pincus Aggressive Growth Fund, Inc., a Maryland corporation, Credit Suisse Warburg Pincus Global Financial Services Fund, Inc., a Maryland corporation, and Credit Suisse Warburg Pincus Global New Technologies Fund, Inc., a Maryland corporation (collectively, the "ADDITIONAL BORROWERS" and individually, an "ADDITIONAL BORROWER"), as parties thereto;

         WHEREAS, the parties hereto desire to make certain other changes to the Credit Agreement;

         NOW, THEREFORE, in furtherance of the foregoing, and in consideration of mutual promises and other good and valuable consideration each to the other given, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

         (a) Section 1.01 of the Credit Agreement is hereby amended by: (i) deleting the seventh through tenth lines of the definition of "Indebtedness"; and (ii) substituting in lieu thereof the following:

         "...owned or acquired subject thereto; (iii) all liabilities with respect to which assets of the Person have been segregated, whether or not the liability secured thereby shall have been assumed, including, without limitation, any cash or securities held or otherwise pledged as collateral in connection with any short sales transactions, the amount of such Indebtedness to be the greater of the liability secured thereby or the aggregate value of the assets so segregated or otherwise held or pledged as collateral therefor; and (iv) all guaranties, endorsements and other contingent..."

         (b) Section 1.01 of the Credit Agreement is hereby further amended by: (i) deleting the definitions of "FEDERAL FUNDS EFFECTIVE RATE", "MAXIMUM COMMITTED CREDIT AMOUNT", "MAXIMUM CREDIT AMOUNT" and "SWING LINE AMOUNT" in their entirety; and (ii) substituting in lieu thereof the following:

                  ""FEDERAL FUNDS EFFECTIVE RATE" shall mean, at the relevant time of reference thereto, the rate that appears in Bloomberg, page BTMM, as the "Federal Funds Offered Rate", as quoted by Garvin Guy Butler as of 12:00 noon (New York time), or, if unavailable, by any other federal funds broker of recognized standing as determined by the Operations Agent.

                  ""MAXIMUM COMMITTED CREDIT AMOUNT" shall mean the maximum amount of the Banks' commitments to make Committed Credit Loans to the Borrowers hereunder.

         which in the first instance shall be $200,000,000, as the same may be reduced from time to time pursuant to Section 2.02 hereof.

                  "MAXIMUM CREDIT AMOUNT" shall mean the maximum amount of credit available to the Borrowers hereunder, which in the first instance shall be $200,000,000, as the same may be reduced from time to time pursuant to Section 2.02 hereof.

                  "SWING LINE AMOUNT" shall mean the maximum amount of Swing Line Loans made or to be made by the Swing line Lender to the Borrowers hereunder, which shall be $55,000,000."

         (c) Section 1.01 of the Credit Agreement is still further amended by inserting the following defined term in proper alphabetical order:

                  "COMMITMENT FEE" shall have the meaning specified in
         Section 5.01(a) hereof

         (d) Section 1.01 of the Credit Agreement is still further amended by deleting the definitions of "ALLOCATION FEE", "CLOSED-END FUND", "DOMESTIC FUND", "FACILITY FEE", "INTERNATIONAL FUND", "PFPC TRUST", and "RESTRICTED FUND" in their entirety.

         (e)      Section 5.01(a) of the Credit Agreement is hereby amended
by: (i) deleting said Section 5.01(a) in its entirety; and (ii) substituting in lieu thereof the following:

                  "(a)     The Borrowers shall pay to the Operations Agent for
          the ratable benefit of the Banks, and in accordance with the Specified Percentages, a commitment fee (the "COMMITMENT FEE") for the period commencing June 20, 2001 to and including the termination of the Commitments hereunder equal to ten (10) basis points (1/10 of 1%) per annum of the average daily unused portion of the Commitments without reduction for outstanding Swing Line Loans. The Commitment Fee shall be payable quarterly in arrears on the fifteenth Banking Day of each April, July, October and January of each year for the calendar quarter ending as of the last day of the immediately preceding month, commencing on July 15, 2001, and, in connection with the partial reduction of the Maximum Committed Credit Amount in accordance with Section 2.02(a) hereof, on the date of such reduction, and on the date of any termination of any of the Commitments. With respect to each quarterly payment, the Commitment Fee shall be computed on the basis of the average daily unused portion of the Commitments during such quarter or shorter period without reduction for Swing Line Loans outstanding during such period."

          (f)     Section 5.01 of the Credit Agreement is further amended by:
(i) deleting all references to "Facility Fee" and "Facility Fees" contained therein (including in the heading thereof); and (ii) substituting in lieu thereof "Commitment Fee" and "Commitment Fees", as appropriate.

          (g) Article V of the Credit Agreement is further amended by deleting Section 5.04 in its entirety.

          (h) Section 7.10 of the Credit Agreement is amended by: (i) deleting said Section 7.10 following the heading thereof in its entirety; and
(ii) substituting in lieu thereof the following:

          "Either State Street Bank, CTC, BBH&Co or an entity referred to in
          Section 14.02(b) hereof serves as the Custodian for the Borrower."

          (i) Section 9.01(b) of the Credit Agreement is amended by: (i) deleting said Section 9.01(b) in its entirety; and (ii) substituting in lieu thereof the following:

                  "(b)     The aggregate Indebtedness of the Borrower in
          respect of Loans shall at no time exceed the percentage of such Borrower's Net Assets set forth opposite such Borrower's name under the heading "Advance Rate" on SCHEDULE 1 attached hereto. The advance rates so established with respect to each Borrower may not be increased without the prior written consent of the Banks.

                  The lesser of the amounts determined with respect to the Borrower pursuant to paragraphs (a) or (b) of this Section 9.01 is sometimes referred to herein as the Borrower's "Borrowing Base.""

          (j) Section 14.02(b) of the Credit Agreement is hereby amended by: (i) deleting the first two lines of said Section 14.02(b) on their entirety; and (ii) substituting in lieu thereof the following:

          "A change by such Borrower which results in State Street Bank, CTC or BBH&Co, as applicable, not being retained as Custodian, unless
          (i) the new...."

          (k) Section 15.02(a) of the Credit Agreement is hereby amended by: (i) adding the following new clause (vii) immediately after clause (vi)
of said Section 15.02(a); and (ii) re-designating the remaining clause of said
Section 15.02(a) accordingly:

                  "(vii) no increase in the advance rates for any Borrower shall be effected hereunder;"

          (l) The Credit Agreement is further amended by: (i) deleting all references in the Credit Agreement, including, without limitation, Sections 2.02(a), 2.02(b), 4.02(a), 4.02(f), 4.09, 10.01, 14.02 and 15.02(a)
thereof, to "Facility Fee" and "Facility Fees"; and (ii) substituting in lieu thereof "Commitment Fee" and "Commitment Fees", as appropriate.

          (m) SCHEDULE 1 to the Credit Agreement is hereby amended to, among other things, include the Additional Borrowers as Borrowers under the Credit Agreement by: (i) deleting said SCHEDULE 1 in its entirety; and (ii) substituting in lieu thereof SCHEDULE 1 annexed hereto.

          (n)     SCHEDULE 2 to the Credit Agreement is hereby ammended by:
(i) deleting said SCHEDULE 2 in its entirety; and (ii) substituting in lieu thereof SCHEDULE 2 annexed hereto.

         (o) EXHIBITS A through H annexed to the Credit Agreement are hereby amended to, among other things, make certain changes therein consistent with the Credit Agreement, as amended by this Second Amendment, by: (i) deleting said EXHIBITS A through H in their entirety; and (ii) substituting in lieu thereof EXHIBITS A through H annexed hereto.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce the Banks and the Agents to enter into this Second Amendment, each Borrower, severally and not jointly, makes the following representations and warranties, all of which shall survive the execution and delivery of this Second Amendment:

         (a) The Borrower has adequate power and authority to execute and deliver this Second Amendment and the other agreements, documents and instruments executed in connection herewith or contemplated hereby, and to perform its obligations hereunder and under the Credit Agreement as amended hereby.

         (b) The execution, delivery and performance of this Second Amendment and the other agreements, documents and instruments executed and delivered in connection herewith or contemplated hereby have been duly authorized by all necessary action on the part of the Borrower, will not result in a violation of or be in conflict with or constitute a default under any term of the Prospectus of the Borrower, or of its charter, articles of association, declaration of trust or by-laws, or of any investment, borrowing or other similar type of policy or restriction to which the Borrower is subject, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to the Borrower, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Borrower pursuant to any such term.

         (c) This Second Amendment effectively amends the Credit Agreement in accordance with the terms hereof. The obligations of the Borrower hereunder and under the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

         (d) All of the representations and warranties made by the Borrower in the Credit Agreement, including those in Article VII thereof, are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein, except that representations and warranties of financial statements or conditions as of an earlier date relate solely to such earlier date.

         (e) Upon the execution and delivery of this Second Amendment and the other agreements, documents and instruments executed in connection herewith or contemplated hereby, and the satisfaction of each of the conditions precedent set forth in Section 3 of this Second Amendment, no Default shall exist and be continuing.

         SECTION 3. CONDITIONS PRECEDENT. The agreements contained herein and the amendments contemplated hereby shall become effective on the date when all of the parties hereto shall have executed a copy hereof and shall have delivered the same to the Banks and the Operations Agent, and when each of the following conditions shall have been fulfilled:

         (a) The Operations Agent shall have received from each Borrower, with sufficient copies for each Bank, copies of all resolutions of such Borrower's Board of Trustees or Board of Directors, as applicable, authorizing (i) its execution and delivery of this Second Amendment, and (ii) its performance of all of its agreements and obligations hereunder and under the Credit Agreement as amended hereby, certified by the Secretary or Assistant Secretary of the Borrower;

         (b) The Operations Agent shall have received (i) from each Existing Borrower certified copies of each amendment to its charter, articles of association, declaration of trust and bylaws, as applicable, effected from and after June 21, 2000, and (ii) from each Additional Borrower certified copies of its charter, articles of association, declaration of trust and bylaws, as applicable, including all amendments thereto, in each case with sufficient copies for each Bank;

         (c) The Operations Agent shall have received from each Borrower (with sufficient copies for each Bank) an incumbency certificate, dated the date hereof, signed by a duly authorized officer of such Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized to
(i) sign, in the name and on behalf of such Borrower, each of this Second Amendment and the other Loan Documents to which it is a party, and (ii) give notices and to take other action on behalf of such Borrower in connection with the transactions contemplated by this Second Amendment and the Credit Agreement, as amended hereby;

         (d) The Operations Agent shall have received for itself and each of the other Banks a duly completed and executed Federal Reserve Form F.R. U-1 from each Borrower;

         (e) The Banks and the Operations Agent shall have received from counsel to the Borrowers an opinion(s) addressed to the Banks and the Operations Agent, dated the date hereof, which opinion(s) shall be in form and substance satisfactory to the Banks and the Operations Agent.

         (f) The Operations Agent and the Banks shall be satisfied that there has been no material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of any Borrower since the date of the latest financial statements delivered to the Operations Agent and the Banks pursuant to Section 7.02 or 8.01 of the Credit Agreement;

         (g) Without, in any way, limiting the scope of paragraph (f) above, the Operations Agent and the Banks shall be satisfied that there has been no material adverse change in any law, rule, regulation, decree or order of any governmental authority binding upon any Borrower or otherwise applicable to the Operations Agent, the Banks or any Borrower;

         (h) The Operations Agent shall have received from the Existing Borrowers, on behalf of and in trust for each Bank, all accrued and unpaid Facility Fees (as such term is defined in the Credit Agreement) and all principal and accrued and unpaid interest owing to each Bank under the Credit Agreement calculated as of the date of this Second Agreement;

     (i) Each Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it on or prior to the date hereof, and the consummation of the transactions on the date hereof shall not result in a Default;

     (j) The Operations Agent shall have received the Operations Agent's Fee from the Borrowers as provided in Section 5.02 of the Credit Agreement;

     (k) The Administrative Agent shall have received the Arranging Fee from the Borrowers as provided in Section 5.03 of the Credit Agreement;

     (l) The Banks and the Operations Agent shall have received all other information and documents which any of them may reasonably have requested in connection with the transactions contemplated hereunder and under the Credit Agreement as amended hereby, such information and documents, where appropriate, to be certified by the proper officers of each Borrower or by governmental authorities.

     SECTION 4. RATIFICATION OF EXISTING AGREEMENTS, ETC. All obligations of each Borrower to the Banks and the Agents under or in respect of the Credit Agreement and the other Loan Documents, except as otherwise expressly modified or contemplated to be modified in this Second Amendment, are hereby ratified and confirmed in all respects, and as so ratified and confirmed constitute legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms. By executing this Second Amendment, each Bank and the Agents (i) consent to the substitution of State Street Bank as Custodian for each Existing Borrower that is an open-end fund (other than Credit Suisse Warburg Pincus Long-Short Market Neutral Fund) as to which State Street Bank had not previously served as Custodian and (ii) waive any event of termination under Section 14.02 of the Credit Agreement that may have occurred and be continuing as a consequence of the aforenamed Borrowers' failure to timely notify the Operations Agent and each Bank of such substitution and to obtain a written acknowledgment from the Operations Agent that such substitution would not constitute an event of termination under said Section 14.02. Furthermore, by executing this Second Amendment, each Borrower, the Banks and the Agents agree to waive the notice requirement of Section 14.01 of the Credit Agreement, and agree to the renewal of the Commitments as amended hereby for a new 364-day period ending June 19, 2002, which shall be an "Expiration Date" as defined in Section 14.01 of the Credit Agreement, as amended hereby. Each Existing Borrower, the Banks and the Agents further agree that each Loan outstanding to a Borrower under the Credit Agreement as of the date hereof shall be deemed to be a Loan outstanding to such Borrower under the Credit Agreement as amended by this Second Amendment. Furthermore, by its execution of this Second Amendment each Additional Borrower agrees to be bound by the terms and conditions of the Credit Agreement, as amended hereby, in all respects as a Borrower thereunder and hereby assumes all of the obligations of a Borrower thereunder.

     SECTION 5.  MISCELLANEOUS.

     (a) This Second Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.

     (b) This Second Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

     (c) The headings of the several sections of this Second Amendment are inserted for convenience only and shall not in any way effect the meaning or construction of any provision of this Second Amendment.

     (d) This Second Amendment and each of the other agreements, documents and instruments executed and delivered in connection herewith or contemplated hereby constitute Loan Documents under and as defined in the Credit Agreement.

     SECTION 6. LIMITATION OF LIABILITY. Notice is hereby given that this Second Amendment has been executed by an officer of each Borrower, in that capacity and not individually. The Banks acknowledge that the obligations of or arising out of this Second Amendment and the Credit Agreement, as amended hereby, are not binding upon any of the Borrowers' trustees, directors, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Borrowers. Notwithstanding any other provision of this Second Amendment, the Credit Agreement, as amended hereby, or any other Loan Document to the contrary, to the extent that this Second Amendment is executed by an Investment Company on behalf of one or more Portfolios of such Investment Company, as a Borrower(s) hereunder, the Banks further acknowledge that the obligations of or arising out of this Second Amendment and the Credit Agreement, as amended hereby, are binding upon the assets and property of the Portfolio on whose behalf an Investment Company has executed this instrument and that, with respect to each such Portfolio, such obligations are several but not joint. Without limiting the foregoing, the obligations of the Borrowers are several, not joint. This
Second Amendment shall be deemed to constitute a separate agreement between each Borrower and the other parties hereto (other than the other Borrowers) as if such Borrower had executed a separate agreement naming only itself and the other parties hereto (other than the other Borrowers) as parties. No
Borrower shall be liable for the obligations (whether for principal, interest, fees, expenses or otherwise) of any other Borrower hereunder. In the case of each Borrower that is an Investment Company organized as a Massachusetts business trust or Portfolio of such an Investment Company, the declarations of trust for each such trust refer to the trustees collectively as trustees and not as individuals personally, and the declarations of trust provide that no shareholder, trustee, officer, employee or agent of the trust shall be subject to claims against or obligations of the trust to any extent whatsoever, but that the trust estate only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a sealed instrument as of the day and year first above written.


CREDIT SUISSE INSTITUTIONAL
FUND, INC., A MARYLAND CORPORATION,
on behalf of International Equity Portfolio, Small Company Growth Portfolio,
Emerging Markets Portfolio, Value
Portfolio, and Warburg Pincus Post-
Venture Capital Portfolio


CREDIT SUISSE WARBURG
PINCUS CAPITAL FUNDS, A
MASSACHUSETTS BUSINESS TRUST, on
behalf of Credit Suisse Warburg Pincus
Blue Chip Fund, Credit Suisse Warburg
Pincus Small Company Value Fund, and
Credit Suisse Warburg Pincus Value Fund


CREDIT SUISSE WARBURG
PINCUS TRUST, A MASSACHUSETTS
BUSINESS TRUST, on behalf of
International Equity Portfolio, Small
Company Growth Portfolio,
Emerging Markets Portfolio, Global
Post-Venture Capital Portfolio,
Value Portfolio, and Emerging
Growth Portfolio


CREDIT SUISSE WARBURG
PINCUS OPPORTUNITY
FUNDS, A DELAWARE BUSINESS TRUST,
on behalf of Credit Suisse Warburg
Pincus High Income Fund and Credit
Suisse Warburg Pincus International
Equity II Fund


                        CREDIT SUISSE WARBURG PINCUS
                        SELECT FUNDS, A DELAWARE BUSINESS
                        TRUST, on behalf of Credit Suisse Warburg
                        Pincus Technology Fund


CREDIT SUISSE WARBURG
PINCUS CAPITAL APPRECIATION
FUND, A MASSACHUSETTS BUSINESS TRUST


CREDIT SUISSE WARBURG
PINCUS INTERNATIONAL EQUITY
FUND, INC., A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS JAPAN SMALL COMPANY
FUND, INC., A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS EMERGING GROWTH
FUND, INC., A MARYLAND
CORPORATION


CREDIT SUISSE WARBURG
PINCUS INTERNATIONAL
SMALL COMPANY FUND, INC.,
A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS JAPAN GROWTH
FUND INC., A MARYLAND
CORPORATION

CREDIT SUISSE WARBURG
PINCUS EMERGING MARKETS
FUND, INC., A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS SMALL COMPANY
GROWTH FUND, INC., A
MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS GLOBAL HEALTH
SCIENCES FUND, INC., A
MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS GLOBAL FIXED
INCOME FUND, INC., A
MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS BALANCED FUND,
INC., MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS NEW YORK
INTERMEDIATE MUNICIPAL
FUND, A MASSACHUSETTS BUSINESS TRUST


CREDIT SUISSE INSTITUTIONAL
INTERNATIONAL GROWTH
FUND, INC., A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS MUNICIPAL BOND
FUND, INC., A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS MAJOR FOREIGN
MARKETS FUND, INC., A MARYLAND
CORPORATION


CREDIT SUISSE WARBURG
PINCUS GLOBAL POST-
VENTURE CAPITAL FUND, INC.,
A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS FIXED INCOME FUND,
A MASSACHUSETTS BUSINESS TRUST


CREDIT SUISSE WARBURG
PINCUS INTERMEDIATE
MATURITY GOVERNMENT
FUND, INC., A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS VALUE II FUND, INC., A
MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS GLOBAL
TELECOMMUNICATIONS FUND,
INC., A MARYLAND CORPORATION


CREDIT SUISSE INSTITUTIONAL
HIGH YIELD FUND, INC., A
MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS EUROPEAN EQUITY
FUND, INC., A MARYLAND CORPORATION

CREDIT SUISSE INSTITUTIONAL
U.S. CORE FIXED INCOME FUND,
INC., A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS LONG-SHORT MARKET
NEUTRAL FUND, INC., A MARYLAND
CORPORATION


CREDIT SUISSE WARBURG
PINCUS AGGRESSIVE GROWTH
FUND, INC., A MARYLAND CORPORATION


CREDIT SUISSE WARBURG
PINCUS FOCUS FUND, INC., A
MARYLAND CORPORATION


CREDIT SUISSE
INSTITUTIONAL U.S. CORE
EQUITY FUND, INC., A MARYLAND
CORPORATION


CREDIT SUISSE WARBURG
PINCUS GLOBAL FINANCIAL
SERVICES FUND, INC., A
MARYLAND CORPORATION


                         CREDIT SUISSE WARBURG
                         PINCUS GLOBAL NEW
                         TECHNOLOGIES FUND, INC., A
                         MARYLAND CORPORATION


                         By:  /s/ Hal Liebes
                             --------------------------
                             Hal Liebes, Vice President
                             of each of the aforenamed
                             Investment Companies

THE BRAZILIAN EQUITY FUND,
INC., A MARYLAND CORPORATION

By: /s/ Hal Liebes
    ---------------------------------
    Hal Liebes, Senior
    Vice President

THE EMERGING MARKETS
TELECOMMUNICATIONS FUND,
INC., A MARYLAND CORPORATION

By: /s/ Hal Liebes
    ---------------------------------
    Hal Liebes, Senior
    Vice President

THE FIRST ISRAEL FUND, INC., a
MARYLAND CORPORATION

By: /s/ Hal Liebes
    ---------------------------------
    Hal Liebes, Senior
    Vice President

THE CHILE FUND, INC., a
MARYLAND CORPORATION

By: /s/ Hal Liebes
    ---------------------------------
    Hal Liebes, Senior
    Vice President

THE LATIN AMERICA EQUITY
FUND, INC., A MARYLAND CORPORATION

By: /s/ Hal Liebes
    ---------------------------------
    Hal Liebes, Senior
    Vice President

THE INDONESIA FUND, INC., A
MARYLAND CORPORATION

By: /s/ Hal Liebes
    ---------------------------------
    Hal Liebes, Senior
    Vice President

CREDIT SUISSE ASSET
MANAGEMENT INCOME FUND,
INC., A MARYLAND CORPORATION

By: /s/ Hal Liebes
    ---------------------------------
    Hal Liebes, Senior
    Vice President

DEUTSCHE BANK AG, NEW YORK
BRANCH, in its individual capacity and
in its separate capacities as Administrative
Agent and Documentation Agent

By: /s/ Alan Krouk
    ---------------------------------
Name:           Alan Krouk
      -------------------------------
Title:        Vice President
       ------------------------------


By: /s/ Nicolas Rueda
    ---------------------------------
Name:          NICOLAS RUEDA
      -------------------------------
Title:           ASSOCIATE
       ------------------------------


STATE STREET BANK AND TRUST
COMPANY, in its individual capacity and
in its separate capacity as Operations Agent

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


BNP PARIBAS, in its individual
capacity and in its separate capacity
as Syndication Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


DANSKE BANK A/S



By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

DEUTSCHE BANK AG, NEW YORK
BRANCH, in its individual capacity and
in its separate capacities as Administrative
Agent and Documentation Agent

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


STATE STREET BANK AND TRUST
COMPANY, in its individual capacity and
in its separate capacity as Operations Agent

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


BNP PARIBAS, in its individual
capacity and in its separate capacity
as Syndication Agent

By: /s/ Marguerite L. Lebon
    ---------------------------------
Name:      MARGUERITE L. LEBON
      -------------------------------
Title:        ASSOCIATE
       ------------------------------

By: /s/ Laurent Vanderzyppe
    ---------------------------------
Name:       Laurent Vanderzyppe
      -------------------------------
Title:        Vice President
       ------------------------------


DANSKE BANK A/S



By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

DEUTSCHE BANK AG, NEW YORK
BRANCH, in its individual capacity and
in its separate capacities as Administrative
Agent and Documentation Agent

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


STATE STREET BANK AND TRUST
COMPANY, in its individual capacity and
in its separate capacity as Operations Agent

By: /s/ Steven G. Caron
    ---------------------------------
Name:        STEVEN G. CARON
      -------------------------------
Title:        VICE PRESIDENT
       ------------------------------


BNP PARIBAS, in its individual
capacity and in its separate capacity
as Syndication Agent

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


DANSKE BANK A/S



By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

DEUTSCHE BANK AG, NEW YORK
BRANCH, in its individual capacity and
in its separate capacities as Administrative
Agent and Documentation Agent

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


STATE STREET BANK AND TRUST
COMPANY, in its individual capacity and
in its separate capacity as Operations Agent

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


BNP PARIBAS, in its individual
capacity and in its separate capacity
as Syndication Agent

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


DANSKE BANK A/S



By: /s/ John A. O'Neill
    ---------------------------------
Name:        JOHN A. O'NEILL
      -------------------------------
Title:   ASSISTANT GENERAL MANAGER
       ------------------------------

By: /s/ Petri Luukkanen
    ---------------------------------
Name:         PETRI LUUKKANEN
      -------------------------------
Title:   ASSISTANT GENERAL MANAGER
       ------------------------------


                                      13